Exhibit 10.4

AMENDMENT NO. 03

EFFECTIVE JUNE 18, 2010

TO

PROFESSIONAL SERVICES AGREEMENT

FOR

TXU ENERGY’S

2009 iTHERMOSTAT PROGRAM

AN INTERNET BASED LOAD MANAGEMENT SYSTEM

WITH ZIGBEE HOME AREA NETWORK

BY AND BETWEEN

COMVERGE INC.

AND

TXU ENERGY RETAIL COMPANY LLC

DATED APRIL 15, 2009

CONTRACT NO. C 0600559 C

REDACTED AGREEMENT

AMENDMENT NO. 03

The Effective Date of the Amendment (this “Amendment”) is June 18, 2010.	EFFECTIVE DATE

This Amendment modifies, alters or changes specific terms and conditions of Contract No. C 0600559 C (“Agreement”) that exists between the parties hereto. Except as modified in this Amendment or previous amendments, the Agreement will remain in full force and effect.	PURPOSE

The Agreement is modified as follows:	MODIFICATIONS

A new Statement of Work in the form of Exhibit A to this Amendment is incorporated into the Agreement and shall constitute as statement of Work, as such term is defined in the Agreement.	NEW STATEMENT OF WORK NO. 3

The parties have signed this Amendment acknowledging their agreement to its provisions as of the Effective Date.

Comverge Inc.		TXU Energy Retail Company LLC

By:	/s/ Ed Myszka	By:	/s/ Michael Grasso
Name:	Ed Myszka	Name:	Michael Grasso
Title:	COO – Clean Energy Solutions	Title:	CMO

2

EXHIBIT A

STATEMENT OF WORK # 3

BIS/CARE Integration

Enrollment and Scheduling Web Services

General; Description of Work

The Work to be completed by CONTRACTOR under this Statement of Work (the “Project”) shall be as set forth herein.

CONTRACTOR shall *** for the purpose of *** and *** and *** and its affiliates and contractors in order to ***.

Upon completion of such modifications by ***:

At the time of each ***

•	the *** will be used by ***

•	Upon ***

•	The *** will then update the applicable customer’s account information *** to the ***

Following enrollment as outlined above, installation scheduling will be coordinated as follows:

•	the *** will access a scheduling module within the ***

•	COMPANY will then select an installation period

•	Once an installation period is selected by COMPANY, COMPANY will inform the *** and ***

After initial enrollment and installation scheduling:

•	the ***

•	the ***

Without limiting the generality of the foregoing, CONTRACTOR shall provide the Work specified below.

1.	Work with COMPANY to develop ***

2.	Develop ***

3.	Develop *** to allow *** to access *** for *** as well as ***

4.	Develop and implement *** to *** from the ***

5.	Develop and implement ***

6.	Ensure that all *** between the *** (other than *** sent via *** as contemplated above) (i) ***, (ii) are *** and (iii) ***.

7.	Ensure that the *** of the *** and the *** as contemplated by this Statement of Work shall include, without limitation, the following scenarios: (i)***, (ii) ***, (iii) *** and (iv) *** which was ***.

8.	Ensure that, at a minimum, *** all of the following (***):

a.	*** — This *** can be used for retrieving ***. This method takes a *** the *** of *** and the *** will return ***.

TXU Energy Retail Company LLC

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

List of supported ***

***	Description
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

This *** is necessary to *** make ***.

b.	*** — To check and return the *** for the given ***. This method will check for the *** and the *** and will return the information based on the status.

Parameter Name	Description
***	***
***	***
***	***
***	***
***	***
***	***
***	***

c.	*** – Validates and *** the given *** into the ***. This method can also be used for adding new customer information.

Parameter Name	Description
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

d.	*** – This method will provide *** which can be used for scheduling ***

Parameter Name	Description
***	***
***	***
***	***
***	***

TXU Energy Retail Company LLC

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

e.	*** – This method will schedule the ***.

Parameter Name	Description
***	***
***	***
***	***

f.	*** – This method will *** from the program. Same method can be used for ***.

Parameter Name	Description
***	***
***	***
***	***
***	***
***	***

g.	*** — This method will *** from the *** and ***

Parameter Name	Description
***	***
***	***

h.	*** is handled using the ***. The *** will *** it based on *** and the ***.

i.	*** — This *** is handled in the ***. When a *** call is made, the *** will return all information with respect to the account.

j.	*** — Handles setting ***.

k.	*** — When any *** an ***, a *** will be ***. The *** will provide a detail message on what is the ***.

The *** occurs when an *** had been raised in ***. Resolution will *** contacting ***.

Technology

COMPANY and CONTRACTOR anticipate as of the date of this Statement of Work that ***, it being understood that this is ***:

•	*** will be built ***.

•	*** between the *** and the *** be ***.

•	*** will be utilized by the parties to accommodate ***.

Fee

The total fee payable by COMPANY to CONTRACTOR for the Project is a *** to be invoiced by CONTRACTOR (and payable as provided in the Agreement) ***.

TXU Energy Retail Company LLC

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.